SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2005

Community National Bancorporation

(Exact name of Registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	0-25437 (Commission File Number)	58-1856963 (I.R.S. Employer Identification No.)

561 East Washington Avenue – Box 2619 Ashburn, Georgia (Address of principal executive offices)		31714-2619 (Zip Code)

Registrant’s telephone number, including area code		(229) 567-9686

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 16, 2005, Community National Bancorporation issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Community National Bancorporation dated June 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY NATIONAL BANCORPORATION

Date: June 16, 2005	By: /s/ Sara Ruth Raines
Sara Ruth Raines

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Community National Bancorporation dated June 16, 2005.